UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 6, 2024

ALIMERA SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34703	20-0028718
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6310 Town Square, Suite 400 Alpharetta, Georgia		30005
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (678) 990-5740

6120 Windward Parkway, Suite 290 Alpharetta, Georgia 30005
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ALIM	The Nasdaq Stock Market LLC (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.   Entry into a Material Definitive Agreement.

Seventh Amendment to Loan and Security Agreement

On March 6, 2024, Alimera Sciences, Inc. (“Alimera”) entered into the Seventh Amendment (the “Amendment”) to its Loan and Security Agreement dated December 31, 2019, with SLR Capital Partners, LLC (“SLR”) as collateral agent, and the lenders party thereto, including SLR in its capacity as a lender (each a “Lender” and collectively, the “Lenders”) (as amended by the First Amendment dated as of May 1, 2020, the Second Amendment dated as of March 30, 2021, the Third Amendment dated as of February 22, 2022, the Fourth Amendment dated December 7, 2022, the Fifth Amended dated March 24, 2023 and the Sixth Amendment dated May 17, 2024, the “Loan Agreement,” and as further amended by the Amendment, the “Amended Loan Agreement”).

Pursuant to the Amendment, the Lenders agreed to, among other things, increase the amount available under the facility from $67,500,000 to $72,500,000 and funded an additional term loan of $5,000,000 on March 6, 2024.

The maturity date of the Amended Loan Agreement remains April 30, 2028, and the interest-only period remains in effect through April 30, 2025. As previously disclosed, the interest-only period may be extended an additional 12 months if Alimera meets certain financial targets by April 20, 2025.

The foregoing descriptions of the terms and conditions of the Amendment do not purport to be complete and are qualified in their entirety by the full text of the Amendment, which Alimera intends to file as an exhibit to its Quarterly Report on Form 10-Q for the quarter ending March 31, 2024.

Item 2.02. Results of Operations and Financial Condition.

On March 7, 2024, Alimera issued a press release regarding its results of operations and financial condition for the fourth quarter and full year ended December 31, 2023 as well as recent corporate highlights. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 2.02 of this Current Report on Form 8-K and the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

The following exhibit relating to Item 2.02 of this Form 8-K shall be deemed to be furnished and not filed:

Exhibit No.	Description
99.1	Press Release of Alimera Sciences, Inc. dated March 7, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIMERA SCIENCES, INC.

Dated: March 7, 2024	By:	/s/ Elliot Maltz
	Name:	Elliot Maltz
	Title:	Chief Financial Officer

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